SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 31, 2013

                             TECHNE CORPORATION
          (Exact Name of Registrant as Specified in Charter)

                                  Minnesota
                (State or Other Jurisdiction of Incorporation)

                0-17272                         41-1427402
         (Commission File Number)            (I.R.S. Employer
                                             Identification No.)

                             614 McKinley Place NE
                             Minneapolis, MN 55413
          (Address of Principal Executive Offices)  (Zip Code)

  Registrant's telephone number, including area code:  (612) 379-8854

                                 Not Applicable
       (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the "Annual Meeting") on October 31, 2013 at the Company's headquarters in Minneapolis, Minnesota. At the meeting, 33,541,120 shares were represented in person or by proxy, which constituted a quorum. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 - The shareholders elected each of the nominees to the Board of Directors:

                               For       Against    Abstain  Broker Non-Vote
                           ----------   ---------   -------  ---------------
Charles R. Kummeth         30,554,045   1,139,513    45,850     1,801,712
Robert V. Baumgartner      26,888,059   4,845,862     5,487     1,801,712
Roger C. Lucas, Ph.D.      30,674,620   1,024,316    40,472     1,801,712
Howard V. O'Connell        26,730,425   4,967,034    41,949     1,801,712
Randolph C. Steer,
  M.D., Ph.D.              26,638,705   5,091,189     9,514     1,801,712
Charles A. Dinarello, M.D. 30,641,558   1,089,814     8,036     1,801,712
Karen A. Holbrook, Ph.D.   30,616,101   1,118,233     5,074     1,801,712
John L. Higgins            26,690,246   5,041,949     7,213     1,801,712
Roeland Nusse, Ph.D.       30,461,632   1,233,166    44,610     1,801,712


Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.



Proposal No. 2 - The shareholders voted to set the number of directors at nine:

        For       Against    Abstain  Broker Non-Vote
    ----------   ---------   -------  ---------------
    33,390,219      64,393    86,508           0



Proposal No. 3 - The shareholders adopted a non-binding resolution approving the compensation of the Company's named executive officers, as described in the Company's Proxy Statement for the Annual Meeting:

        For       Against    Abstain  Broker Non-Vote
    ----------   ---------   -------  ---------------
    31,024,888     659,721    54,799     1,801,712


Proposal No. 4 - The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

        For       Against    Abstain  Broker Non-Vote
    ----------   ---------   -------  ---------------
    32,763,649     721,016    56,455          0



Item 8.01 Other Events

Announcement of Cash Dividend

On October 31, 2013, the Company issued a press release announcing the payment of a cash dividend. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference as if fully set forth herein.


Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements:  None

	(b)	Pro forma financial information:  None

	(c)	Shell Company Transactions:  None

	(d)	Exhibits:

		99.1	Press Release, dated October 31, 2013






                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 2013

					TECHNE CORPORATION


                                        /s/ Charles R. Kummeth
                                        ------------------------
                                        Charles R. Kummeth
					President and Chief Executive Officer









                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        TECHNE CORPORATION
                       EXHIBIT INDEX TO FORM 8-K


Date of Report:	                                     Commission File No.:
October 31, 2013                                         0-17272

Exhibit No.    ITEM
----------     -------
99.1           Press Release, dated October 31, 2013